EXHIBIT 10.21

Confidential Treatment

Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 6

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of January 15, 2016, (Supplemental Agreement No. 6) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 6 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659 dated as of October 31, 2011 (the Purchase Agreement) relating to the purchase and sale of Model 787-9 aircraft and Model 787-10 aircraft; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to add one (1) 787-9 Aircraft (the 787-9 Block C Aircraft) scheduled to deliver in [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to move the Code 1 previously assigned to MSN 42117 to an aircraft in Customer’s purchase agreement no. PA-3290.

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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i

BOEING PROPRIETARY

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for one (1) [*] Aircraft scheduled to deliver in [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for one (1) [*] Aircraft scheduled to deliver in [*]; and

WHEREAS, [*].

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*]  as the lessee for one (1) [*]  Aircraft scheduled to deliver in [*] and one (1) [*] Aircraft scheduled to deliver in [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for two (2) [*] Aircraft with one (1) scheduled to deliver in the Nominal Delivery Month of [*] and one (1) scheduled to deliver in the Nominal Delivery Month of [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for eight (8) [*] Aircraft with one (1) scheduled to deliver in each of the following Nominal Delivery Months: [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 6, which reflects the revisions set forth in this Supplemental Agreement No. 6.

2.TABLE 1.

a.Table 1A to Purchase Agreement No. PA-03659, Aircraft Delivery, Description, Price and Advance Payments GENX-1B74/75 Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Information Table – GENX-1B74/75 Engines, provided as Enclosure 2 to this Supplemental Agreement No. 6 and hereby incorporated into the Purchase Agreement.  This Table 1A contains [*];

b.Table 1A to Purchase Agreement No. PA-03659, Aircraft Delivery, Description, Price and Advance Payments Trent Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Information Table –

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Trent 1000J Engines, provided as Enclosure 2 to this Supplemental Agreement No. 6 and hereby incorporated into the Purchase Agreement.  This Table 1A  contains [*];

c.Table 1B to Purchase Agreement No. PA-03659, Aircraft Delivery, Description, Price and Advance Payments GENX-1B74/75 Engines is deleted in its entirety and replaced by Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Information Table – GENX-1B74/75 Engines, provided as Enclosure 3 to this Supplemental Agreement No. 6 and hereby incorporated into the Purchase Agreement.  This Table 1B  contains [*];

d.Table 1B to Purchase Agreement No. PA-03659, Aircraft Delivery, Description, Price and Advance Payments Trent Engines is deleted in its entirety and replaced by Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Information Table – Trent 1000J Engines, provided as Enclosure 3 to this Supplemental Agreement No. 6 and hereby incorporated into the Purchase Agreement.  This Table 1B  contains [*];

e.Table 1C to Purchase Agreement No. PA-03659, Aircraft Delivery, Description, Price and Advance Payments GENX-1B74/75 Engines is deleted in its entirety and replaced by Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Information Table – GENX-1B74/75 Engines, provided as Enclosure 4 to this Supplemental Agreement No. 6 and hereby incorporated into the Purchase Agreement.  This Table 1C  contains [*];

f.Table 1C to Purchase Agreement No. PA-03659, Aircraft Delivery, Description, Price and Advance Payments Trent Engines is deleted in its entirety and replaced by Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Information Table – Trent 1000J Engines, provided as Enclosure 4 to this Supplemental Agreement No. 6 and hereby incorporated into the Purchase Agreement.  This Table 1C  contains [*];

g.A new Table 1D to Purchase Agreement No. PA-03659, 787-9 Block C Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines, provided as Enclosure 5 to this Supplemental Agreement No. 6 is hereby incorporated into the Purchase Agreement.  This Table 1D  contains delivery, description, price, and advance payment information for the 787-9 Block C Aircraft equipped with General Electric GEnx-1B74/75 engines and the [*];

h.A new Table 1D to Purchase Agreement No. PA-03659, 787-9 Block C Aircraft Delivery, Description, Price and Advance Payments Trent 1000-J Engines, provided as Enclosure 5 to this Supplemental Agreement No. 6 is hereby incorporated into the Purchase Agreement.  This Table 1D  contains delivery, description, price, and advance payment information for the 787-9 Block C Aircraft equipped with Rolls Royce Trent 1000-J engines and the identification of the [*];

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

3.SUPPLEMENTAL EXHIBITS

a.Supplemental Exhibit BFE1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit BFE1 to Purchase Agreement Number PA-03659, provided as Enclosure 6 to this Supplemental Agreement No. 6, which reflects (i) [*], (ii) [*], and (iii) the addition of the 787-9 Block C Aircraft.

b.Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659, provided as Enclosure 7 to this Supplemental Agreement No. 6, which reflects the addition of Training Points for the one (1) incremental 787-9 Block C Aircraft.

4.LETTER AGREEMENTS.

a.Letter Agreement LA-1104720R2, Advance Payment Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104720R3, Advance Payment Matters, provided as Enclosure 8 to this Supplemental Agreement No. 6, which reflects the addition of the 787-9 Block C Aircraft.

b.Letter Agreement LA-1104730R2, Model 787 Open Configuration Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104730R3, Model 787 Open Configuration Matters, provided as Enclosure 9 to this Supplemental Agreement No. 6, which reflects the addition of the 787-9 Block C Aircraft.

c.Letter Agreement LA-1104734R1, Special Matters – 787-9 Block A Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104734R2, Special Matters – 787-9 A Aircraft, provided as Enclosure 10 to this Supplemental Agreement No. 6, which reflects [*].

d.Letter Agreement LA-1300864R1, Performance Guarantees – 787-9 Block B Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1300864R2, Performance Guarantees – 787-9 Block B and C Aircraft, provided as Enclosure 11 to this Supplemental Agreement No. 6, which reflects the addition of the 787-9 Block C Aircraft.

e.Letter Agreement LA-1301080, Special Matters – 787-9 Block B Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1301080R1, Special Matters – 787-9 Block B and C Aircraft, provided as Enclosure 12 to this Supplemental Agreement No. 6, which reflects the addition of the 787-9 Block C Aircraft and [*].

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

f.Letter Agreement LA-1301082, [*], is deleted in its entirety and replaced by a revised Letter Agreement LA-1301082R1, [*], provided as Enclosure 13 to this Supplemental Agreement No. 6, which reflects the addition of the 787-9 Block C Aircraft.

5.Expiration.

Unless expressly withdrawn, this Supplemental Agreement No. 6 will expire on January 15, 2016, if not executed by such date.

6.Additional Conditions.

a.An advance payment in the amount of [*] resulting from the terms of this Supplemental Agreement must be paid to Boeing [*].

b.The supplemental agreement no. 3 to purchase agreement no. 3290 must be executed concurrently with this Supplemental Agreement No. 6.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ James E. Carpenter	BY:	/s/ Grant Levy

ITS:	Attorney-In-Fact	ITS:	Executive Vice President

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-6

v

BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

Between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

SA-6

1

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES

Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE

1 A.	787-9 Block A Aircraft Information Table	SA-6
IB.	787-9 Block B Aircraft Information Table	SA-6
IC.	787-10 Block A Aircraft Information Table	SA-6
ID.	787-9 Block C Aircraft Information Table	SA-6

EXHIBIT

A.	Aircraft Configuration	SA-2
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-6
CS1.	Customer Support Document	SA-6
EE1.	[*], Engine Warranty and Patent Indemnity - General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

LETTER AGREEMENTS

LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R3	Advance Payment Matters	SA-6
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer's Interest to a Subsidiary or Affiliate	SA-2

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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PA Page 2

BOEING PROPRIETARY

Enclosure 1

LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
LA-1104726R1	Special Matters relating to COTS Software and End User License
	Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages - Non-Excusable Delay	SA-2
LA-1104730R3	Open Configuration Matters	SA-6
LA-1104731R1	Performance Guarantees - 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R2	Special Matters - 787-9 Block A Aircraft	SA-6
LA-1300863	Performance Guarantees - 787-10 Block A Aircraft	SA-2
LA-1300864R1	Performance Guarantees - 787-9 Block B and C Aircraft	SA-6
LA-1301080R1	Special Matters - 787-9 Block B and C Aircraft	SA-6
LA-1301081	Special Matters - 787-10 Block A Aircraft	SA-2
LA-1301082R1	[*]	SA-6
LA-1301083	Promotional Support - 787-10 Aircraft	SA-2
LA-1301084	[*]	SA-2
LA-1302043	[*]	SA-2
LA-1302348R1	[*]	SA-2

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-6

PA Page 3

BOEING PROPRIETARY

Enclosure 2

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:	787-9	545,000 pounds	Detail Specification:	787B1-4102-D (4/27/2011)

Engine Model/Thrust:	GENX-1B74/75	74,100 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Est.:		[*]	Base Year Index (ECI):	[*]

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Manufacturer's						Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Optional	P.A.	Engine	Engine		Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number	Features Price	Exhibit A	Selection	Price	Lessee	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2016	1	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	~~0~~	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	4

Manufacturer serial number is subject to change due to production changes

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-6
Boeing Proprietary	Page 1

Enclosure 2

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Engines

Airframe Model/MTOW:	787-9	545,000 pounds	Detail Specification:	787B1-4102-D (4/27/2011)

Engine Model/Thrust:	TRENT1000-J	73,800 pounds	Airframe Price Base Year/Esc.:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc.:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Est.:		[*]	Base Year Index (ECI):	[*]

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Manufacturer's						Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Optional	P.A.	Engine	Engine		Factor	Factor	[*]	[*]	[*]	[*]	[*]
Date	Aircraft	Number	Features Price	Exhibit A	Selection	Price	Lessee	(Airframe)	(Engine)	[*]	[*]	[*]	[*]	[*]
[*]-~~2016~~	~~1~~	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	~~0~~	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	4

Manufacturer serial number is subject to change due to production changes

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-6
Boeing Proprietary	Page 1

Enclosure 3

Table 1B To

Purchase Agreement No. PA-03659

787-9 Block B Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:	787‑9	553,000 pounds	Detail Specification:	787B1-4102-J (5/17/2013)

Engine Model/Thrust:	GENX‑1B74/75	74,100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]

			Base Year Index (CPI):	[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Manufacturer’s		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial		Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Lessee	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2016	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	3

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	SA-6 Page 1

Enclosure 4

Table 1B To

Purchase Agreement No. PA-03659

787-9 Block B Aircraft Delivery, Description, Price and Advance Payments

Roll Royce Trent 1000J Engines

Airframe Model/MTOW:	787-9	553,000 pounds	Detail Specification:	787B1-4102-J (5/17/2013)

Engine Model/Thrust:	TRENT1000-J	74,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]	Base Year Index (CPI):	[*]

		Escalation	Escalation	Manufacturer's		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial		Adv Payment Base
Date	Aircraft	(Airframe)	(Engine)	Number	Lessee	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	SA-6 Page 1

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:	787-10	553000 pounds	Detail Specification:	787B1-3806-E (5/10/2013)

Engine Model/Thrust:	GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]	Base Year Index (CPI):	[*]

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

Boeing Proprietary	SA-6 Page 1

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

Boeing Proprietary	SA-6 Page 2

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

Boeing Proprietary	SA-6 Page 3

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2023				[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	30

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	SA-6 Page 4

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

Airframe Model/MTOW:	787-10	553000 pounds	Detail Specification:	787B1-3806-E (5/10/2013)
Engine Model/Thrust:	TRENT1000-J	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*] [*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*] [*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer’s		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

Boeing Proprietary	SA-6 Page 1

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

		Manufacturer’s		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

Boeing Proprietary	SA-6 Page 2

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

		Manufacturer’s		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

Boeing Proprietary	SA-6 Page 3

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

		Manufacturer’s		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

Boeing Proprietary	SA-6 Page 4

Enclosure 4

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

		Manufacturer’s		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2023				[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	30

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	SA-6 Page 5

Enclosure 5

Table 1D To

Purchase Agreement No. PA-03659

787-9 Block C Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:	787‑9	553,000 pounds	Detail Specification:	787B1-4102-O (9/5/2014)

Engine Model/Thrust:	GENX‑1B74/75	74,100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]

			Base Year Index (CPI):	[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Manufacturer’s		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial		Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Lessee	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2017*	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	1

[*]

Note: Serial Numbers are provided as guidance only and are subject to change.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	SA-6 Page 6

Enclosure 5

Table 1D To

Purchase Agreement No. PA-03659

787-9 Block C Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000J Engines

Airframe Model/MTOW:	787‑9	553,000 pounds	Detail Specification:	787B1-4102-O (9/5/2014)

Engine Model/Thrust:	TRENT1000-J	74,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

In Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]

			Base Year Index (CPI):	[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Manufacturer’s		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial		Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Lessee	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2017*	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	1

[*]

Note: Serial Numbers are provided as guidance only and are subject to change.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	SA-6 Page 1

Enclosure 6

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit BFE1

to Purchase Agreement Number 03659

HAZ-PA-03659-BFE1
	BOEING PROPRIETARY	BFE1 Page 1 SA-6

Enclosure 6

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-9 and 787-10 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and model/part of the following BFE items by the first day of the following months:

Item	Number of months prior to the first day of the scheduled month of delivery
Premium Seats with Design for Manufacturing and Assembly (DFMA) required (and IFE Supplier)	[*]
Premium Seats that meet the seat program requirements and in-sequence installation requirements of Boeing document D6-83347	[*]
Bar Units	[*]
Galley Carts	[*]
Life Vests	[*]
Upholstery	[*]

Identification of the suppliers and model/parts for the above items for the [*], are subject to the terms set forth in Article 2.3 of letter agreement HAZ-PA-03659-LA-1104730.  Notwithstanding the above table, such suppliers and model/parts for the [*] shall be identified by [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	BFE1 Page 2 SA-6

Enclosure 6

2.On-dock Dates and Other Information.

On or before [*], Boeing will provide to  Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE.  These requirements may be periodically revised by Boeing.    Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA.   For planning purposes, the first Aircraft preliminary BFE seat requirements and preliminary on-dock dates for all BFE items are set forth below.

The below “Completion Date” represents the first day of the month by which the specific milestone must be completed to support a BFE seat program.

Customer’s Code 1 Introduction Aircraft: BFE Seat Program Milestones (Code 1 Introduction Aircraft Delivery Only)

Milestone	Completion Date
Initial Technical Coordination Meeting (ITCM)	[*]*
Preliminary Design Review (PDR)	[*]**
Critical Design Review (CDR)	[*]**
Final Seat Review (FSR)	[*]**
Inspection	[*]**
Premium Seat On-Dock Date for Code 1 Introduction Aircraft delivery	[*]

*  Customer and Boeing will mutually agree upon a firm date for the ITCM for the [*].

** Will be determined at the ITCM for the respective Code 1 Introduction Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	BFE1 Page 3 SA-6

Enclosure 6

Preliminary On-Dock and Customer Inspection Months

(Note: All requirements are set forth below.  If a month is listed, then the due date is the first day of the month.  If no date is listed, then there is no requirement.)

787-9 Aircraft:

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery		Premium Seats	Bar Units	Galley Carts	Life Vests	Upholstery
[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]
*[*]	3	*[*]

787-10 Aircraft:

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery	Premium Seats	Bar Units	Galley Carts	Life Vests	Upholstery
*[*]	* [*].
*[*]
*[*]
*[*]
*[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	BFE1 Page 4 SA-6

Enclosure 6

2. Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

BOEING PROPRIETARY	BFE1 Page 5 SA-6

Enclosure 7

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

And

Air Lease Corporation

Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field and Engineering Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials

BOEING PROPRIETARY	CS1 Page 1 SA-6

Enclosure 7

787 CUSTOMER SUPPORT DOCUMENT

PART 1:         BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1Customer is awarded [*]  points (Training Points).  At any time before twenty-four (24) months after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values.  At the end of the Training Program Period any unused Training Points will expire.

1.2In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1Flight dispatcher model specific instruction; one (1) class of six (6) students (1 aircraft); Flight dispatcher model specific instruction; two (2) classes of six (6) students (> 2 aircraft);

1.2.2performance engineer model specific instruction in Boeing’s regularly scheduled courses; schedules are published yearly.

1.2.3Additional Flight Operations Services:

(i)Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer’s main base;

(ii)Instructor pilots for sixty (60) Man Days (as defined in Article 5.4, below) for revenue service training assistance (1 aircraft); Instructor pilots for ninety (90) Man Days (as defined in Article 5.4, below) for revenue service training assistance (> 2 aircraft);

(iii)an instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	CS1 Page 2 SA-6

Enclosure 7

If any part of the training described in this Article 1.2 is not completed by Customer within twenty-four (24) months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

2.Training Schedule and Curricula.

2.1Customer and Boeing will together conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft of a model to define and schedule the maintenance, flight training and cabin attendant training programs.  At the conclusion of each planning conference the parties will document Customer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2Customer may also request training by written notice to Boeing identifying desired courses, dates and locations.  Within fifteen (15) days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.Location of Training.

3.1Boeing will conduct all flight and maintenance training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the Aircraft.  Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired. Notwithstanding the above, dispatcher and performance engineering training will only be conducted at the Boeing Seattle training campus.

3.2If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the dispatcher and performance engineering training courses) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2Customer will pay Boeing’s then current per diem for Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

3.2.3Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials which must be shipped between the primary training facility and the alternate training site;

3.2.4Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

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Enclosure 7

3.2.5those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site.  Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4.Training Materials.

Training Materials will be provided for each student.  Training Materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Customer’s provision of training to individuals directly employed by the Customer.

5.Additional Terms and Conditions.

5.1All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing’s standard catalog of Optional Features.  Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2All training will be provided in the English language.  If translation is required, Customer will provide interpreters.

5.3Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility. If Boeing determines that training will be provided in Charleston, South Carolina, Boeing will evaluate providing transportation services at that site. If in the future Boeing offers transportation services in Charleston, South Carolina, such services will be provided to Customer consistent with Boeing’s then-current policies in place regarding transportation services.

5.4Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period (Man Day), of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying.  These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.5Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts.  Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470).  Customer will provide

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Enclosure 7

such services if flight crew training is conducted elsewhere.  Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible.  Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs.  If Boeing’s estimated labor charge for the repair exceeds Twenty-five Thousand U.S. Dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.7If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option.  Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training.  At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf.  The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified.  Customer will pay the invoiced amount to Boeing within thirty (30) days of the date of the invoice.

5.9If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft.  If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

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Enclosure 7

787 CUSTOMER SUPPORT DOCUMENT

PART 2:       FIELD AND ENGINEERING SUPPORT SERVICES

1.Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending twelve (12) months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2When a Field Service Representative is positioned at Customer’s facility, Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives.  As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3Boeing’s Field Service Representatives are assigned to various airports and other locations around the world.  Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.Engineering Support Services.

2.1Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA).  Technical advisory assistance, provided, will include:

2.1.1Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

2.1.3Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

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Enclosure 7

2.1.5Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design.  Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6Maintenance Engineering.  Boeing will provide the following Maintenance Engineering support:

2.1.6.1Maintenance Planning Assistance.  Upon request, Boeing will provide (i) one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning and (ii) one (1) on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.2GSE/Shops/Tooling Consulting.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.3Maintenance Engineering Evaluation.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation.  Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.7Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:

2.1.7.1Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.7.2Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.7.3Assistance with solving operational problems associated with delivery and route-proving flights.

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Enclosure 7

2.1.7.4Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.7.5If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.

2.1.7.6Assistance in developing an Extended Twin Operations (ETOPs) plan for regulatory approval.

2.2Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight.  The following conditions will apply to Boeing’s performance:

2.2.1Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services).  Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.  The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work.  Title to and risk of loss of any such Aircraft will always remain with Customer.

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Enclosure 7

787 CUSTOMER SUPPORT DOCUMENT

PART 3:      TECHNICAL INFORMATION AND MATERIALS

1.General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information.  Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.  Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories:  (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data; (vii) scheduled maintenance data; and (viii) service bulletin incorporation.

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement and Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft.  Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.”  Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use.  Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) additional information related to certain Boeing furnished Materials, including but not limited to: delivery timing, delivery method and revision information, all of which shall be recorded in a worksheet (Document Worksheet) (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

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Enclosure 7

3.Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents.  The format for this data and information is not yet determined in all cases.  Whenever possible Boeing will provide such data and information through electronic access or other means, both at its sole discretion.

(i)Flight Operations Information.

Airplane Flight Manual (AFM)
Dispatch Deviation Guide (DDG)
ETOPS Guide Vol. III (Operational Guidelines and Methods)
Flight Attendant Manual (FAM)
Flight Crew Operations Manual and Quick Reference Handbook (FCOM/QRH)
Flight Crew Training Manual (FCTM)
Flight Management Computer (FMC) Supplementary Data Document
Jet Transport Performance Methods (JTPM)
Performance Engineer’s Tool (PET)
Weight and Balance Manual (Chapter 1, Control and Loading) (WBM)

(ii)Maintenance Information.

Aircraft Maintenance Manual (Part 1) (AMM) Systems Description Section (SDS)
Aircraft Maintenance Manual (Part 2) (AMM) Practices and Procedures
Baggage Cargo Loading Manual (BCLM)
Boeing Component Maintenance Manual (BCMM)
Component Service Bulletins (CSB)
Engineering Design Data – Assembly and Installation Drawings
Engineering Design Data – Assembly and Installation Drawings Bill of Materials
Fault Isolation Manual (FIM)
Fault Reporting Manual (FRM)
Live Animal Carriage Document (LACD)
Maintenance Implementation Document (MID)
Power Plant Buildup Manual (except Rolls Royce)Maintenance Tips (MTIP)

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Enclosure 7

Markers and Stencils
Nondestructive Test Manual (NDT)
Profile Drawings
Remote Certification Service Bulletin
Service Bulletins (SB) a. Service Bulletin Information Notices (IN)
Service Letters (SL)
Standard Overhaul Practices Manual Chapter 20 (SOPM)
Standard Wiring Practices Manual Chapter 20 (SWPM)
Structural Repair Manual (SRM)
Systems Schematics (SSM)
Validation Copy Service Bulletin
Wiring Diagrams (WDM)

(iii)Maintenance Planning.

Airplane Maintenance Inspection Intervals (AMII)
Configuration, Maintenance and Procedures (CMP) for ETOPS
ETOPS Guide Vol. II (Maintenance Program Guidelines)
Maintenance Planning Data (Sections 1-8) (MPD)
Maintenance Planning Data (Section 9) 787 Airworthiness Limitations (AWL)
Maintenance Planning Data (Section 9) 787 Certification Maintenance Requirements (CMR)
Maintenance Planning Data (Section 9) 787 Airworthiness Limitations - Line Number Specific (AWLLNS)
Maintenance Planning Data (Section 9) 787 Special Compliance Items (SCI)
Maintenance Review Board Report (MRBR)
Maintenance Task Cards and Index (TASK)

(iv)Spares Information.

Illustrated Parts Catalog Data (IPD)
Product Standards Books(PSDS)

(v)Airplane & Airport Information.

Airplane Characteristics for Airport Planning (ACAP)
Airplane Rescue and Fire Fighting Information (ARFF)
Airplane Recovery Document (ARD)
Engine Ground Handling Document (EGH)
ETOPS Guide Vol. 1 (CMP Supplement)
GSE Tooling Drawings (3D Model, bill of Material, 2D Drawings and Drawing Notes)

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Enclosure 7

Illustrated Tool and Equipment Manual (ITEM)
Maintenance Facility and Equipment Planning Document (MFEPD)
Special Tool and Ground Handling Index (IND)

(vi)Shop Maintenance.

Component Maintenance Manual /Overhaul Manual (CMM/OHM) Index
Product Support Supplier Directory (PSSD)
Supplier’s Component Maintenance Manuals (SCMM)
Supplier Product Support and Assurance Agreements Document (Vols. 1 & 2) (PSAA)
Supplier Service Bulletins (SSB)

4.Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access.  Such advance Materials will be for advance planning purposes only.

5.Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

6.Revisions.

6.1The schedule for updating certain Materials will be identified in the planning conference.  Such updates will reflect changes to Materials developed by Boeing.

6.2If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7.Supplier Technical Data.

7.1For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

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Enclosure 7

7.2The provisions of this Article will not be applicable to items of BFE.

7.3Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the Aircraft.

8.Buyer Furnished Equipment Data.

Boeing will incorporate BFE maintenance information into the customized Materials provided Customer makes the information available to Boeing at least six (6) months prior to the scheduled delivery month of each Aircraft.  Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered.  For BFE maintenance information provided less than six (6) months before delivery, Boeing will incorporate such BFE maintenance information at the earliest revision cycle. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services.  Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format.

9.Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access.  Customer will specify a single address and Customer shall promptly notify Boeing of any change to that address.  Boeing will pay the reasonable shipping costs of the Materials.  Customer is responsible for any customs clearance charges, duties, and taxes.

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Enclosure 7

787 CUSTOMER SUPPORT DOCUMENT

PART 4:      ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.a labor stoppage or dispute in progress involving Customer;

2.wars or warlike operations, riots or insurrections in the country where the facility is located;

3.any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4.the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

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Enclosure 7

787 CUSTOMER SUPPORT DOCUMENT

PART 5:      PROTECTION OF PROPRIETARY INFORMATION AND
PROPRIETARY MATERIALS

1.General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement.  Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party.  Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.License Grant.

2.1Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement.  Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement.  Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3.Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing.  In addition,

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Enclosure 7

Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use.  Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement.  Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor.  A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft.  Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed.  Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet.  Such suspension may be for an indefinite period of time.

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Enclosure 7

787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU

787 Training Courses	Per Class Student Maximum	Total Points Per Class*
Flight
787 Pilot Transition Course	2	17
787 Pilot Shortened Transition Course (STAR)	2	9
777 to 787 Pilot Differences Course	2	6
787 Pilot Recurrent Course	2	6
787 Pilot Transition Course during Non-social Sessions**	2	15
787 Pilot Shortened Transition Course (STAR) during Non-social Sessions**	2	8
777 to 787 Pilot Differences Course during Non-social Sessions**	2	5
787 Pilot Recurrent Course during Non-social Sessions**	2	5
Additional 787 Four Hour Simulator Session (with or without Boeing instructor)	2	1
Additional 787 Ground School Training Day (with or without FTD)	2	1
Cabin Crew/Door Training
787 Cabin Safety Training (includes Exits/Door Training)	12	2
787 Emergency Exits/Doors Training Course	12	1
Maintenance
787 General Familiarization Maintenance Course (web-based)	24	1
787 General Familiarization Maintenance Course (instructor-led)	24	3
787 Operations/Handling (web-based)	24	1
787 Airframe/Powerplant/Electrical/ Avionics (B1/B2 Compliant) Systems Line & Base Maintenance Course with web based Foundation Training (Theory only training)	15	25
787 EASA Part 147 Approved B2 Electrical/Avionics Line & Base Maintenance Course (Theory only training)	15	23
787 Engine Run-Up Course	3	2
787 Aircraft Rigging Course	6	7
787 Line Maintenance Support Systems	6	10
787 Fiber Optics Course	10	4
787 Repair of Advanced Composite Structures for Technicians Course	8	10
787 Composite Repair & Design for Engineers	8	10
787 Composite Repair for Inspectors	8	4

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Enclosure 7

Generic Training Courses
Composite/Metal Bond Part I - Introduction to Advanced Composite Materials and Metal Bond Repair	12	4
Composite/Metal Bond Part II - Basic Composite Repair for Technicians	12	5
Composite/Metal Bond Part III - Advanced Composite Component Repair	12	9
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians	12	5
Composite/Metal Bond Part V - Metal Bond Repair for Technicians	12	5
Repair of Advanced Composite Structures for Engineers	20	5
Composite Repair Design with Practical Application	12	10

Generic Training Courses
Corrosion Prevention & Control Course	10	4
Composite/Metal Bond Part I - Introduction to Advanced Composite Materials and Metal Bond Repair	12	4
Composite/Metal Bond Part II - Basic Composite Repair for Technicians	12	5
Composite/Metal Bond Part III - Advanced Composite Component Repair	12	9
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians	12	5
Composite/Metal Bond Part V - Metal Bond Repair for Technicians	12	5
Repair of Advanced Composite Structures for Engineers	20	5
Composite Repair Design with Practical Application	12	10

CBT Products	For Customer’s Internal Use Only CBT License
Flight
4 points/crew first year + 2 points/crew each additional year for 4 years
Or
Initial Transition CBT	72 points first year + 22 points each additional year for 4 years - unlimited use
3 points/crew first year + 1 point/crew each additional year for 4 years
Or
STAR CBT	54 points first year + 19 points each additional year for 4 years unlimited use
787 Cabin Safety Training CBT	20 points first year + 3 points each additional year for 4 years unlimited use
Maintenance
Line and Base Systems CBT (excludes Line Oriented Scenarios)	410 points per year for unlimited use

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Enclosure 7

*Points per Class are based upon training conducted according to the standard Boeing training course.  Extended or modified courses will require point adjustment to reflect altered work statement or duration.

**Non-social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time.  To qualify for this discount all simulator sessions for a given course must be scheduled as Non-social Sessions.

***The courses and products listed in this Attachment A are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

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Enclosure 8

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03659-LA-1104720R3

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1104720R2 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA (AGTA) between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.Alternative Fixed Advance Payment Schedule.

1.1Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement Customer may elect to pay an alternative fixed advance payment schedule for the respective Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).

1.2Alternative Fixed Advance Payment Schedule – 787-9 Block A Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

1.3Alternative Fixed Advance Payment Schedule – 787-9 Block B Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

1.4Alternative Fixed Advance Payment Schedule – 787-9 Block C Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*Payment due at [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Advance Payment Matters	BOEING PROPRIETARY	SA-6 LA Page 2

Enclosure 8

1.5Alternative Fixed Advance Payment Schedule – 787-10 Block A Aircraft

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

1.6[*]

2.[*]

3.[*]

4.[*]

5.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Advance Payment Matters	BOEING PROPRIETARY	SA-6 LA Page 3

Enclosure 8

whom disclosure is permitted by this paragraph 5, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

6.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 15, 2016

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

Advance Payment Matters	BOEING PROPRIETARY	SA-6 LA Page 4

Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104730R3

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Model 787 Open Configuration Matters

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9, and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1104730R2 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.[*]

2.Aircraft Configuration.

2.1Initial Configuration.  The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev D, dated April 27, 2011 for the 787-9 Block A Aircraft, and Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev. J, dated May 17, 2013 for the 787-9 Block B Aircraft.  The initial configuration for the 787-10 Block A Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev. J dated May 17, 2013, as supplemented by General Description document 787B1-3806 Rev. E dated May 10, 2013.    The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev O, dated September 5, 2014 for the 787-9 Block C Aircraft.  Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

2.2Final Configuration Schedule.  Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then current Model 787 Airplane Configuration Specification document and selections from the then current 787 Airplane Descriptions and Selections document (Final Configuration) in accordance with the following schedule:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-6
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BOEING PROPRIETARY

Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

2.2.1Subject to the provisions of Article 2.2.2, below, Final Configuration shall be completed no later than [*]  prior to delivery of the first Aircraft.

2.2.2If Customer wishes to include installation of Customer’s BFE premium class seats in the configuration of the Aircraft, Customer shall give written notice to Boeing by the lead times identified in Supplemental Exhibit BFE1 to the Purchase Agreement.

2.2.2.1If requested by Customer, Boeing will provide a list of offerable BFE premium seat suppliers and previously certified seat models to support Customer’s selection in paragraph 2.2.2 above.

2.2.2.2Should Customer elect to install a follow-on configuration that includes BFE premium class seat in the configuration of the Aircraft that (i) has been previously certified on another 787 aircraft or (ii) has minor changes from a previous certified seat, Boeing agrees to work with Customer to evaluate offerability of such seat program and to work towards reducing Boeing’s charges for such seat program.

2.2.2.3In the event, Customer’s timing to secure a lessee for the Aircraft does not afford Customer the ability to comply with the BFE premium class seat lead times set forth in Supplemental Exhibit BFE1 to the Purchase Agreement, Boeing will make reasonable efforts to work with Customer to shorten the lead times [*], based on the BFE premium class seat configuration (reference paragraph 2.2.2.2 above) and Boeing’s then-current lead time criteria.  If Boeing determines that a BFE Seat Selection Lead Time of less than thirty (30) months before delivery is sufficient, Boeing will promptly notify Customer of the reduced lead time and such notice will incorporate the new lead time requirements into the Purchase Agreement.

2.2.2.4Boeing agrees to maintain current offerings of premium seat suppliers in the 787 Airplane Descriptions and Selections (AD&S) document. A premium seat supplier in this paragraph 2.2.2.4 shall mean a supplier for a premium economy, business / first class seat in the AD&S. To demonstrate this commitment, Boeing will strive to maintain at least two (2) preferred premium class seats for each offering (premium economy and business / first class seat) in the AD&S at all times.  For purposes of this Purchase Agreement, a preferred premium class seat (Preferred Premium Class Seat) is:

(i)for an existing AD&S premium seat selection, a premium seat that, at the BFE Seat Selection Time, has been purchased by another customer and is comparable to a premium seat selection that has been certified for in-sequence production installation on modern twin-aisle

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

aircraft available for delivery in the same timeframe as Customer’s Aircraft; or

(ii)for a relatively new offering by Boeing that has not been purchased by another customer at the BFE Seat Selection Time, such premium seat will be considered a Preferred Premium Class Seat if it is being actively evaluated in the marketplace for 787 configurations and/or is comparable to a premium seat selection that has been certified for in-sequence production installation on modern twin-aisle aircraft available for delivery in the same timeframe as Customer’s Aircraft.

The determination of a Preferred Premium Class Seat will be made by Boeing and Customer working together in good faith. In the event Boeing and Customer determine that Boeing does not have two Preferred Premium Class Seat selections available at the BFE Seat Selection Time, but Customer elects to pursue a premium seat solution which utilizes an existing catalog offering with configuration changes from a previously certified seat, Customer will pay Boeing’s charges for such seat program based upon Boeing’s level of effort required to support the program. If Boeing does not have two Preferred Premium Class Seat selections available at the BFE Seat Selection Time and Customer elects to pursue a new BFE premium seat program, Boeing will agree to waive the then-current AD&S option charge for a BFE premium seat installation. Boeing’s commitment herein shall not exceed waiver of [*]  BFE premium seat installation option charges in total for the [*] Aircraft listed in Table 1 to the Purchase Agreement.

2.3[*]

2.4Additional Configuration Matters for 787-9 Block C Aircraft.

2.4.1Notwithstanding Article 2.2.1 above, Boeing and Customer will use reasonable commercial efforts to complete the Final Configuration for the 787-9 Block C Aircraft as soon as practical following the execution of Supplemental Agreement No. 6 to the Purchase Agreement and in accordance with the following schedule:

Category C Vendor Selection – [*]

Initial Configuration Meetings – [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-6
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BOEING PROPRIETARY

Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Engine Selection – [*]

Final Configuration Meeting – [*]

Customer Configuration Acceptance – [*]

2.4.2All optional features for the 787-9 Block C Aircraft will be selected from Boeing’s 787 Standard Selections catalog.

2.4.3Business class seat selection and configuration for the 787-9 Block C Aircraft will be as agreed with [*] during meetings with Boeing and Customer and includes [*].  Boeing and Customer agree to work together in support of the seat development program to minimize any disruptions, unplanned events or delays.  In the event of a supplier non-performance, [*]; and

2.4.4[*]  Boeing and Customer agree to work together in support of the seat development program to minimize any disruptions, unplanned events or delays.  In the event of a supplier non-performance, [*].

3.Amendment of the Purchase Agreement.

Within thirty (30) days following Final Configuration Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

3.1changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration (Baseline Changes);

3.2incorporation into Exhibit A of the Purchase Agreement of those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes).  [*]

3.3revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance of the incorporation of the Customer Configuration Changes;

3.4changes to the Optional Features Prices, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3.5changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for In-Flight Entertainment (IFE) and the price of the IFE reflected in the Customer Configuration Changes.

4.Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

4.1Software.  Additional provisions relating to software.

4.2In-Flight Entertainment (IFE) and/or Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may offer or install IFE and/or BFE in the Aircraft.

5.Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

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BOEING PROPRIETARY

Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 15, 2016

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

SA-6
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BOEING PROPRIETARY

Enclosure 10

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03659-LA-1104734R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Special Matters – 787-9 Block A Aircraft

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement)  cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104734R1 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement applies only to [*].

1.Credit Memoranda.

1.1Basic Credit Memorandum. At the time of delivery of each 787-9 Block A Aircraft, Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*].

1.2Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-9 Block A Aircraft prior to delivery of the Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer at delivery of each 787-9 Block A Aircraft, a leasing credit memorandum (Leasing Credit Memorandum) in the amount of [*].  Customer will not be permitted to assign this Leasing Credit Memorandum, in whole or in part, without the prior written consent of Boeing.

1.3[*]

1.4[*]

1.5[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-BFE1
Special Matters - 787-9 Block A Aircraft	BOEING PROPRIETARY	SA-6 LA Page 1

Enclosure 10

2.Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs [*]  and will be escalated to the scheduled month of the respective 787-9 Block A Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective 787-9 Block A Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.Manufacturer Changes.

Article 3.2.2 of the AGTA is deleted in its entirety and replaced with the following:

“3.2.2 [*] will bear the cost of incorporating into the Aircraft listed in Table 1 to the Purchase Agreement all Manufacturer Changes resulting from requirements issued by the FAA, which are required to be incorporated into aircraft during the period ending at the delivery date of each Aircraft listed in Table 1 to the Purchase Agreement.”

4.[*]

5.[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 10

6.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 15, 2016

AIR LEASE CORPORATION

By	Grant Levy

Its	Executive Vice President

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BOEING PROPRIETARY

Enclosure 11

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-3659-LA-1300864R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:	Aircraft Performance Guarantees – 787-9 Block B Aircraft and 787-9 Block C Aircraft

Reference:	Purchase Agreement No. PA-3659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment which are applicable to the Aircraft shown in Table 1B and Table 1D (the 787-9 Block B and C Aircraft).  These guarantees are exclusive and expire upon delivery of the 787-9 Block B and C Aircraft to Customer.

1.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

2.Disclosure of Performance Guarantees to Lessee.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Customer may, however, share the performance guarantees with a Lessee of Customer who has entered into a letter of intent to lease from Customer the Aircraft for which the performance guarantee applies and who has agreed not to disclose the information to others pursuant to an appropriate confidentiality agreement.

3.Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because

Performance Guarantees – 787-9 Block B and C Aircraft	SA-6 LA Page 1

BOEING PROPRIETARY

Enclosure 11

it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 15, 2016

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

SA-6
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BOEING PROPRIETARY

Enclosure 12

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-03659-LA-1301080R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:	Special Matters – 787-9 Block B Aircraft and 787-9 Block C Aircraft

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1301080 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement applies only to the three (3) 787-9 Block B Aircraft identified in Table 1B to the Purchase Agreement and the one (1) 787-9 Block C Aircraft identified in Table 1D to the Purchase Agreement (the 787-9 Block B and C Aircraft).

1.Credit Memoranda.

1.1Basic Credit Memorandum.  At the time of delivery of each 787-9 Block B and C Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in the following amount:

Applicable Aircraft	Amount (U.S. Dollars)	Base Year
787-9 Block B Aircraft	[*]	[*]
787-9 Block C Aircraft	[*]	[*]

1.2Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-9 Block B and C Aircraft prior to delivery of the 787-9 Block B and C Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a Leasing Credit Memorandum, which under no circumstances may be assigned, in the following amount:.

Applicable Aircraft	Amount (U.S. Dollars)	Base Year
787-9 Block B Aircraft	[*]	[*]
787-9 Block C Aircraft	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 12

1.3[*]

1.4[*]:

1.5[*]

1.6[*]

1.7[*]

1.8[*]

1.9[*].

2.Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and  will be escalated to the scheduled month of the respective 787-9 Block B and C Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  The Credit Memoranda are stated in U.S. Dollars and may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.[*]

3.1[*]

3.2[*]

4.[*]

4.1[*]

4.2[*]

5.[*]

5.1[*]

5.2[*]

6.[*]

6.1.1[*]

6.1.2[*]

6.1.3[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 12

[*]

7.[*]

8.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 15, 2016

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03659-LA-1301082R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:

Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to 787-9 Block B Aircraft, 787-9 Block C Aircraft and 787-10 Block A Aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1301082 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.[*]

2.[*]:

2.1[*]

2.2[*]

2.3[*]

3.[*]

3.1[*]

3.1.1[*]

3.1.2[*]

3.1.3[*]

4.[*].

[*]

5.[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

[*]		SA-6
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Enclosure 13

6.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and cannot be assigned in whole or, in part.

7.Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	January 15, 2016

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

[*]		SA-6
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Enclosure 13

Attachment A to Letter Agreement HAZ-PA-03659-LA-1301082R1

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13

Attachment B to Letter Agreement HAZ-PA-03659-LA-1301082R1

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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